GRACO INC.

                                 1997 CORPORATE

                                        &

                                  BUSINESS UNIT

                                ANNUAL BONUS PLAN

























                                                      Effective January 1, 1997
                                                                Human Resources

                    1997 EXECUTIVE CORPORATE & SBU BONUS PLAN


Objectives

- To create shareholder value through achievement of annual financial objectives.

- To motivate and retain those key executives and managers who work in positions where they can impact the Company's annual financial objectives.


Plan Design

The Plan links the size of each individual's award to specific financial objectives. These objectives are tailored for the Corporation and for each Business Unit. These objectives are:

     - Corporation
       - Corporate Sales and/or Net Earnings objectives

     - Business Units
       - Sales and/or Contribution Growth objectives


Eligibility Requirements

Only those positions which carry clear managerial responsibility for directly contributing to Graco's Corporate Sales and/or Net Earnings objective and Business Unit Sales and/or Contribution Growth objectives are eligible to be included in this Plan.

Only those individuals in eligible positions who have demonstrated and are maintaining a performance level that meets the supervisor's normal expectations for that position are eligible for annual participation in this Plan as well as the receipt of any annual Bonus Payments.


Participation

The top executive in each organizational unit may nominate managers for participation in this Plan when the established position and individual eligibility requirements have been met.

The Management Organization and Compensation Committee of the Graco Inc. Board of Directors has sole authority to approve the participation of the Chief Executive Officer in the Plan.

The Chief Executive Officer of Graco Inc. has sole authority to select and approve all other Plan participants.

Bonus Maximum

Taken in conjunction with base salary market comparisons, bonus maximum for all positions will be:

   - Commensurate with the position's ability to impact the annual Corporate Sales and/or Net Earnings objective and Business Unit Sales and/or Contribution Growth objectives.

   - Consistent with total compensation levels prevalent for similar positions in the market place.

Based on these criteria, bonus maximums ranging from 10% to 80% have been established for each individual.


Bonus Payment

The determination of a participant's annual Bonus Payment will be calculated by adding the bonus results attained for Corporate Sales and/or Net Earnings performance (expressed in percent) to the bonus results attained for any applicable Business Unit's Sales and/or Contribution Growth performance (expressed in percent). These bonus results are then multiplied by the participant's Maximum Bonus Percentage and then multiplied by the participant's Base Salary for the Plan Year, to determine the total Bonus Payment.


Example:
|-----------   -----------------|
|Annual        Annual Business  |    Participant's     Participant's
|Corporate     Unit Performance |    Maximum           Annual
|Performance + Results (if      | x  Bonus          x  Base            =  Bonus
|Results       applicable)      |    Salary            Salary
|  %             %              |      $                 $                  $
|-----------   -----------------|


Administration

The following rules have been established to insure equitable administration of Graco's Annual Bonus Plan (the Plan):

1.   The  Plan  will  be  administered  by  the  Management   Organization   and
     Compensation Committee of the Board of Directors. The Committee may cancel the Plan and interpret the Plan.

2. The Management Organization and Compensation Committee shall establish the Annual Corporate Bonus Plan financial objectives. Within the basic framework of the Plan, the Chief Executive Officer may establish the annual bonus plan financial objectives for individual Business Units. The CEO may also establish deadlines for filing administrative forms and adopt other administrative rules.

     The CEO has established the Bonus Administrative Committee consisting of the President, the Vice President, Human Resources, and the Compensation Manager. This Committee is responsible for making approval recommendations on all Annual Bonus Program administrative matters, such as participation award payments, performance measures, and performance results. All requests for adjustments or exceptions are to be formally submitted to this Committee for review through the Compensation Manager.

3. Key executives and managers selected to participate in the Plan after its annual effective date (January 1st) may be included on a pro-rata basis.

4.   Participation   in  the  Plan  one  year   does  not   necessarily   assure
     participation in subsequent years. Eligibility requirements for both the position and individual performance must be met continually.

5. Participation continues during any paid time off such as short-term disability (up to six months). Participation ceases with retirement, death, or long-term disability (over six months). In the event participation ceases due to retirement, death, or long term disability, the Participant will be eligible for a Bonus Payment, calculated using the Maximum Bonus Percent and Base Salary up to the time of retirement, death, or long-term disability and the annual performance results for the year in which retirement, death, or long-term disability occurs.

6. A participant who transfers to a position not eligible for inclusion in the Plan will be eligible for a pro-rata award based on the actual time employed in the eligible position during the year. The pro-rated award will be paid as described in Administrative Rule #11.

7. A participant who resigns or is terminated effective during the Plan Year is ineligible for a bonus.

     Participants must maintain satisfactory performance throughout the Plan year in order to be eligible to receive a bonus award payment.

     In addition, a participant whose employment termination has been requested due to performance or otherwise for cause will be ineligible for a bonus payment even though the participant is still employed at year-end.

8. Corporate Sales and Net Eearnings calculations will include such effects as those created by foreign exchange gain/loss translation and income tax rate changes.

9. Corporate Sales and/or Net Earnings calculations will be based on actual exchange rates, not plan rates.

10. Acquisitions and divestitures not included in the annual business plan for the Plan Year will be excluded from the Corporate Sales and/or Net Earnings calculations.

11. Significant changes in historical FASB accounting practices or income tax rates will be included in corporate earnings calculations at the discretion of the Management Organization and Compensation Committee of the Board of Directors.

12. Payments will be made by March 15th of the year following each successive Corporate and Business Unit performance year.


                                     1997

                   Corporate Performance Results and Awards

                        for 100% Corporate Participants


                ================================================

                    1997 Corporate        Percent of Maximum
                     Net Earnings            Bonus Award
                       Results                  Earned
                       $30,000                   0.00%
                       $34,000                  18.75%
                       $38,000                  37.50%
                       $41,500                  56.25%
                       $45,000                  75.00%

                ================================================



                ================================================

                        1997              Percent of Maximum
                   Corporate Sales           Bonus Award
                       Results                  Earned
                      $400,000                   0.00%
                      $410,000                   6.25%
                      $420,000                  12.50%
                      $430,000                  18.75%
                      $440,000                  25.00%

                ================================================


Note: Calculations exclude acquisitions and divestitures which were not included in 1997 Annual Business Plan.